EXHIBIT 99.4

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR18 Group 1
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$804,637,462
TOTAL ORIGINAL BALANCE	$806,778,823

NUMBER OF LOANS	1,127

			Minimum		Maximum
AVG CURRENT BALANCE	$713,964		$324,585		$3,000,000
AVG ORIGNAL BALANCE	$715,864		$410,000		$3,000,000

WAVG GROSS COUPON	5.64%		3.88%		6.85%
WAVG GROSS MARGIN	2.58%		2.10%		3.00%
WAVG MAX INT RATE	10.65%		8.88%		11.85%

WAVG CURRENT LTV	65.65%		11.92%		88.73%

WAVG FICO SCORE	741		614		831

WAVG MONTHS TO ROLL	59	months	41	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	341	months	360	months
WAVG SEASONING	1	months	0	months	19	months

TOP STATE CONC	CA(71.86%),NY(5.23%),CT(3.27%)
MAXIMUM CA ZIPCODE	1.30%

FIRST PAY DATE			June 1,2004		January 1,2006

RATE CHANGE DATE			May 1,2009		December 1,2010

MATURE DATE			May 1,2034		December 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	36	$21,674,821	2.69%
5/1 I/O CMT	849	613,677,928	76.27
5/1 I/O LIBOR	231	162,463,903	20.19
5/1 LIBOR	11	6,820,810	0.85
Total	1,127	$804,637,462	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001—400,000	1	$324,585	0.04%
400,001—500,000	331	151,343,104	18.81
500,001—600,000	274	150,844,028	18.75
600,001—700,000	154	100,360,794	12.47
700,001—800,000	90	68,094,646	8.46
800,001—900,000	60	51,157,856	6.36
900,001—1,000,000	68	65,809,958	8.18
1,000,001—1,100,000	29	31,173,489	3.87
1,100,001—1,200,000	25	29,094,100	3.62
1,200,001—1,300,000	16	20,235,090	2.51
1,300,001—1,400,000	17	23,215,750	2.89
1,400,001—1,500,000	30	43,944,560	5.46
1,500,001—1,600,000	5	7,738,000	0.96
1,700,001—1,800,000	4	7,089,000	0.88
1,800,001—1,900,000	2	3,700,000	0.46
1,900,001—2,000,000	2	4,000,000	0.50
2,000,001—2,100,000	3	6,195,000	0.77
2,200,001—2,300,000	3	6,850,000	0.85
2,300,001—2,400,000	4	9,517,500	1.18
2,400,001—2,500,000	6	14,960,000	1.86
2,500,001 >=	3	8,990,000	1.12
Total	1,127	$804,637,462	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	1	$792,000	0.10%
4.001—4.250	5	3,155,806	0.39
4.251—4.500	3	2,424,111	0.30
4.501—4.750	8	5,568,569	0.69
4.751—5.000	56	41,436,530	5.15
5.001—5.250	82	60,256,402	7.49
5.251—5.500	203	146,317,422	18.18
5.501—5.750	298	222,488,518	27.65
5.751—6.000	355	247,985,980	30.82
6.001 >=	116	74,212,123	9.22
Total	1,127	$804,637,462	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	211	$152,799,463	18.99%
2.251—2.500	35	20,419,000	2.54
2.501—2.750	796	582,848,378	72.44
2.751—3.000	85	48,570,620	6.04
Total	1,127	$804,637,462	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	1	$792,000	0.10%
9.001—9.250	5	3,155,806	0.39
9.251—9.500	3	2,424,111	0.30
9.501—9.750	8	5,568,569	0.69
9.751—10.000	54	40,098,830	4.98
10.001—10.250	85	62,047,862	7.71
10.251—10.500	203	146,482,922	18.20
10.501—10.750	293	217,918,268	27.08
10.751—11.000	357	249,539,480	31.01
11.001 >=	118	76,609,613	9.52
Total	1,127	$804,637,462	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,127	$804,637,462	100.00%
Total	1,127	$804,637,462	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,127	$804,637,462	100.00%
Total	1,127	$804,637,462	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,127	$804,637,462	100.00%
Total	1,127	$804,637,462	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341—350	5	$2,444,586	0.30%
351—360	1,122	802,192,876	99.70
Total	1,127	$804,637,462	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	696	$487,802,142	60.62%
1—6	422	311,802,161	38.75
7—12	6	3,494,159	0.43
13 >=	3	1,539,000	0.19
Total	1,127	$804,637,462	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
41	1	$484,000	0.06%
43	1	472,000	0.06
47	1	583,000	0.07
49	2	905,586	0.11
51	1	593,188	0.07
52	3	1,995,385	0.25
54	6	5,255,680	0.65
55	5	3,869,782	0.48
56	13	10,236,804	1.27
57	14	10,739,771	1.33
58	44	37,724,620	4.69
59	340	243,975,503	30.32
60	696	487,802,142	60.62
Total	1,127	$804,637,462	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	4	$2,161,000	0.27%
21—25	5	3,407,375	0.42
26—30	7	6,251,000	0.78
31—35	17	14,472,000	1.80
36—40	16	15,248,897	1.90
41—45	33	28,411,985	3.53
46—50	42	28,131,864	3.50
51—55	51	40,655,376	5.05
56—60	83	76,766,529	9.54
61—65	134	113,173,065	14.07
66—70	231	170,251,239	21.16
71—75	236	150,910,058	18.76
76—80	267	154,297,074	19.18
86—90	1	500,000	0.06
Total	1,127	$804,637,462	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
600—619	1	$407,271	0.05%
620—639	1	650,000	0.08
640—659	6	3,141,250	0.39
660—679	9	5,228,422	0.65
680—699	131	86,873,011	10.80
700—719	196	147,538,279	18.34
720—739	216	161,754,371	20.10
740—759	206	146,194,468	18.17
760—779	173	118,990,116	14.79
780—799	151	105,833,953	13.15
800 >=	37	28,026,320	3.48
Total	1,127	$804,637,462	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	872	$634,242,656	78.82%
Full	255	170,394,806	21.18
Total	1,127	$804,637,462	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	1,080	$776,141,830	96.46%
No	47	28,495,631	3.54
Total	1,127	$804,637,462	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	1,033	$734,193,538	91.25%
Second Home	90	66,292,132	8.24
Investor	4	4,151,792	0.52
Total	1,127	$804,637,462	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	2	$2,600,000	0.32%
Condo	128	80,890,768	10.05
Co-op	13	11,137,000	1.38
PUD	222	160,014,399	19.89
Single Family	755	545,562,044	67.80
Townhouse	7	4,433,250	0.55
Total	1,127	$804,637,462	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	361	$251,730,470	31.28%
Refi—Cash Out	522	371,815,339	46.21
Refi—No Cash Out	244	181,091,653	22.51
Total	1,127	$804,637,462	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	885	$635,352,749	78.96%
1 Yr LIBOR	242	169,284,713	21.04
Total	1,127	$804,637,462	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,118	$794,800,012	98.78%
12	2	2,943,750	0.37
36	7	6,893,700	0.86
Total	1,127	$804,637,462	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	19	$12,515,100	1.56%
CA	816	578,172,410	71.86
CO	16	9,644,927	1.20
CT	32	26,277,476	3.27
DC	1	412,500	0.05
DE	1	506,250	0.06
FL	25	21,708,810	2.70
GA	3	2,620,000	0.33
HI	1	2,300,000	0.29
IA	1	416,250	0.05
ID	1	528,000	0.07
IL	24	12,423,263	1.54
IN	2	1,261,600	0.16
KS	2	1,207,271	0.15
KY	1	417,900	0.05
MA	19	15,417,726	1.92
MD	12	8,955,950	1.11
ME	3	1,584,000	0.20
MI	1	899,082	0.11
MO	1	595,500	0.07
MT	2	1,301,250	0.16
NC	2	1,453,010	0.18
NJ	19	14,011,403	1.74
NM	1	953,928	0.12
NV	13	8,358,000	1.04
NY	51	42,073,360	5.23
OH	5	2,745,111	0.34
OK	1	451,792	0.06
OR	4	2,163,500	0.27
PA	2	930,000	0.12
SC	1	500,000	0.06
TX	5	3,728,123	0.46
UT	4	2,489,500	0.31
VA	10	6,282,969	0.78
WA	24	17,725,500	2.20
WI	2	1,606,000	0.20
Total	1,127	$804,637,462	100.00%

Combined Loan To Value Ratio of First and Second Liens at Origination (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (1)	725	$526,717,260	65.46%
No Second Lien	359	248,054,067	30.83%
31—35	1	535,000	0.07
51—55	2	2,105,437	0.26
56—60	1	678,000	0.08
61—65	9	8,722,067	1.08
66—70	4	2,716,700	0.34
71—75	13	6,875,100	0.85
76—80	3	1,887,200	0.23
81—85	1	1,194,000	0.15
86—90	9	5,152,630	0.64
Total	1,127	$804,637,462	100.00%

 Non-Zero Weighted Avg. 71.44%

(1)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (2)	725	$526,717,260	65.46%
N	359	248,054,067	30.83%
Y	43	29,866,135	3.71
Total	1,127	$804,637,462	100.00%

  (2)          With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the second lien distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (3)	725	$526,717,260	65.46%
1—5	4	2,476,250	0.31
6—10	21	17,798,460	2.21
11—15	40	27,569,346	3.43
16—20	54	37,955,696	4.72
21—25	60	42,946,045	5.34
26—30	73	49,687,038	6.18
31—35	66	43,092,288	5.36
36—40	46	29,229,324	3.63
41—45	29	19,723,953	2.45
46—50	6	3,757,000	0.47
51—55	3	3,684,800	0.46
Total	1,127	$804,637,462	100.00%

 Non-Zero Weighted Avg. 26.40%

(3)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (4)	725	$526,717,260	65.46%
6—10	4	4,645,000	0.58
11—15	9	5,780,000	0.72
16—20	25	18,401,902	2.29
21—25	40	28,901,438	3.59
26—30	58	42,723,848	5.31
31—35	71	47,429,142	5.89
36—40	82	51,053,045	6.34
41—45	64	42,018,782	5.22
46—50	27	19,240,750	2.39
51—55	15	11,445,293	1.42
56—60	5	4,616,200	0.57
61 >=	2	1,664,800	0.21
Total	1,127	$804,637,462	100.00%

 Non-Zero Weighted Avg. 34.30%

(4)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.